UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2019

VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-5759	65-0949535
(Commission File Number)	(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities Registered Pursuant to 12(b) of the Act:

Title of each class:	Trading	Name of each exchange
	Symbol(s)	on which registered:
Common stock, par value $0.10 per share	VGR	New York Stock Exchange

Non-GAAP Financial Measures
On December 31, 2018, Vector Group Ltd. purchased the remaining 29.41% interest in Douglas Elliman Realty, LLC ("Douglas Elliman") and increased its indirect ownership interest in Douglas Elliman from 70.59% to 100%.

The Company is filing this Current Report on Form 8-K to present previously reported non-GAAP financial measures as if the Company had purchased the 29.41% interest in Douglas Elliman on January 1, 2015. All Non-GAAP Financial Measures and their reconciliations to GAAP measures have been presented as part of Exhibit 99.1. The Non-GAAP Financial Measures that are being adjusted in Exhibit 99.1 were previously reported without these adjustments in the Current Reports on Form 8-K, which were filed on February 28, 2019, November 7, 2018, September 28, 2018, August 7, 2018, June 14, 2018, May 9, 2018, March 1, 2018, and March 1, 2017.

Exhibits 99.1 contains the Non-GAAP Financial Measures discussed below.
Adjusted EBITDA. Tables 1 and 2 of Exhibit 99.1 contain reconciliations of and adjustments to the previously reported Non-GAAP Adjusted EBITDA for the years ended December 31, 2018, 2017, 2016, and 2015 and the three months ended December 31, 2018, September 30, 2018, June 30, 2018, and March 31, 2018.
Adjusted Net Income. Tables 3 and 4 of Exhibit 99.1 contain reconciliations of and adjustments to the previously reported Non-GAAP Adjusted Net Income for the years ended December 31, 2018, 2017, 2016, and 2015 and the three months ended December 31, 2018, September 30, 2018, June 30, 2018, and March 31, 2018.
Adjusted New Valley EBITDA. Tables 5 and 6 of Exhibit 99.1 contain reconciliations of and adjustments to the previously reported Non-GAAP Adjusted New Valley EBITDA for the years ended December 31, 2018, 2017, 2016, and 2015 and the three months ended December 31, 2018, September 30, 2018, June 30, 2018, and March 31, 2018.

In addition to these additional adjustments, the reconciliations in Exhibit 99.1 for each of Adjusted EBITDA, Adjusted Net Income, and New Valley LLC Adjusted EBITDA (hereafter referred to as “the Non-GAAP Financial Measures”) include previously reported adjustments for purchase accounting associated with the Company's acquisition of its additional 20.59% interest in Douglas Elliman, which occurred in 2013, and the related purchase accounting adjustments, which occurred prior to the beginning of each period presented. The reconciliations in Exhibit 99.1 for each of the Non-GAAP Financial Measures also include adjustments for litigation related expenses and awards, settlements of long-standing disputes related to the Master Settlement Agreement (“MSA”) in the Tobacco segment, restructuring and pension settlement expense in the Tobacco segment, non-cash stock compensation expense (for purposes of Adjusted EBITDA only) and non-cash interest items associated with the Company's convertible debt.

The Non-GAAP Financial Measures are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussions and analysis of its results of operations and enhances an understanding of its operating performance. The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies. Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company's business, and management and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company's business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company's measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies.

EBITDA is defined as Net Income before Interest, Taxes, Depreciation and Amortization. Adjusted EBITDA is EBITDA, as defined above, and as adjusted for changes in fair value of derivatives embedded with convertible debt, equity in (earnings) losses on long-term investments, gains (losses) on sale of investment securities available for sale, equity in earnings (losses) from real estate ventures, loss on extinguishment of debt, acceleration of interest expense related to debt conversion, stock-based compensation expense (for purposes of Adjusted EBITDA only), litigation settlement and judgment expense, settlements of long-standing disputes related to the MSA, restructuring and pension settlement expense, gains on acquisition of Douglas Elliman, changes to EBITDA as a result of the consolidation of Douglas Elliman and other charges.

New Valley LLC (“New Valley”), the real estate subsidiary of the Company, owns real estate and Douglas Elliman, the largest residential brokerage firm in the New York metropolitan area, as well as a minority stake in numerous real estate investments.

New Valley LLC Adjusted EBITDA are defined as the portion of Adjusted EBITDA that relates to New Valley. New Valley's Adjusted EBITDA do not include an allocation of expenses from the Corporate and Other segment of Vector Group Ltd.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which involve risk and uncertainties. The words “could,” “believe,” “expect,” “estimate,” “may,” “will,” “could,” “plan,” or “continue” and similar expressions are intended to identify forward-looking statements. The Company’s actual results could differ significantly from the results discussed in such forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, without limitation, those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to (and expressly disclaims any obligation to) revise or update any forward-looking statement, whether as a result of new information, subsequent events, or otherwise (except as may be required by law), in order to reflect any event or circumstance which may arise after the date of this Current Report on Form 8-K.

Item 9.01. Condensed Consolidated Financial Statements and Exhibit

(c)	Exhibit.

Exhibit No.	Exhibit
99.1	Non-GAAP Financial Measures (furnished pursuant to Regulation FD).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.

By:	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Senior Vice President, Treasurer and Chief Financial Officer
Date: May 3, 2019